UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2025
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Savers Value Village, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State of Incorporation)	001-41733 (Commission File Number)	83-4165683 (I.R.S. Employer Identification Number)
11400 S.E. 6th Street, Suite 125 Bellevue, WA 98004
(Address of principal executive offices and zip code)
(425) 462-1515
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.000001	SVV	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.
On January 10, 2025, Savers Value Village, Inc. issued a press release announcing preliminary fourth quarter and full year 2024 net sales in conjunction with the Company’s participation in the 27th Annual ICR Conference in Orlando, Florida January 13-15, 2025. A copy of the press release issued on January 10, 2025 is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein. These preliminary results provided do not present all information necessary for a complete understanding of our earnings results for fiscal year 2024.
The information presented pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such a filing.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Savers Value Village, Inc. dated January 10, 2025
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVERS VALUE VILLAGE, INC.

Date:	January 10, 2025	By:	/s/ Michael W. Maher
		Name:	Michael W. Maher
		Title:	Chief Financial Officer and Treasurer